News Release

Media Contact: Catherine Butler
24-Hour: 800.559.3853

Analyst: Mike Callahan
Office: 704.382.0459

Feb. 14, 2019

Duke Energy reports fourth quarter and full-year 2018 financial results

▪	Full-year 2018 GAAP EPS of $3.76; adjusted EPS of $4.72

▪	Company achieves results above the midpoint of original 2018 guidance range

▪	2019 adjusted EPS guidance range set at $4.80 to $5.20

▪	Company extends long-term earnings growth expectation of 4 to 6 percent
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced 2018 full-year reported diluted earnings per share (EPS), prepared in accordance with Generally Accepted Accounting Principles (GAAP) of $3.76, compared to $4.36 for full-year 2017. Duke Energy's full-year 2018 adjusted diluted EPS was $4.72, compared to $4.57 for full-year 2017.
Adjusted diluted EPS excludes the impact of certain items that are included in GAAP reported diluted EPS. The difference between 2018 GAAP reported diluted EPS and adjusted diluted EPS was primarily due to charges related to regulatory decisions, impairments and severance.
Higher full-year 2018 adjusted results were driven by favorable weather, higher retail sales volumes and the contribution of rate cases in North Carolina; partially offset by higher depreciation from a growing asset base, and a lower tax shield on holding company interest as a result of the Tax Cuts and Jobs Act of 2017 (Tax Act).
“We closed out another successful year in 2018, with strong financial results, constructive regulatory outcomes and remarkable storm response,” said Lynn Good, Duke Energy chairman, president and chief executive officer. “Our electric, gas and commercial renewables franchises are producing significant value for customers and shareholders as we make important infrastructure investments for the future.

“Duke Energy remains committed to advancing our long-term strategy — modernizing the energy grid, generating cleaner energy and expanding natural gas infrastructure. We advanced these priorities in 2018, and today announced 2019 earnings guidance, representing 6 percent growth off of 2018 results. With our robust growth capital plan, ongoing stakeholder engagement efforts and cost management discipline, we remain confident in our growth potential for 2019 and beyond.”

The company has set its 2019 adjusted EPS guidance range of $4.80 to $5.20, and extended its long-term adjusted diluted EPS growth rate of 4 to 6 percent through 2023. The growth rate

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is based off the midpoint of the 2019 adjusted diluted guidance range, or $5.00 per share, and is supported by the company's $37 billion growth capital plan.
Quarterly results
Duke Energy's fourth quarter 2018 GAAP reported EPS was $0.65, compared to $1.00 for fourth quarter 2017. Duke Energy's fourth quarter 2018 adjusted diluted EPS was $0.84, compared to $0.94 for the fourth quarter of 2017. Lower adjusted results for the quarter compared to last year were driven by higher depreciation and amortization expense on a growing asset base, higher storm-related costs and a lower tax shield on holding company interest as a result of the Tax Act; partially offset by higher rider revenues.
In addition to the following summary of fourth quarter 2018 business segment performance, comprehensive tables with detailed EPS drivers for the fourth quarter and full-year 2018 compared to prior year are provided in the tables at the end of this news release.
The discussion below of fourth quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized fourth quarter 2018 segment income of $566 million, compared to $826 million in the fourth quarter of 2017. In addition to the drivers outlined below, fourth quarter 2018 results were impacted by a $46 million after-tax impairment charge related to the Citrus County facility. Fourth quarter 2017 results include a $231 million benefit related to the Tax Act. These amounts were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Electric Utilities and Infrastructure recognized fourth quarter 2018 adjusted segment income of $628 million, compared to $609 million in the fourth quarter of 2017, an increase of $0.02 per share, excluding share dilution of $0.02 per share.
Higher quarterly results at Electric Utilities and Infrastructure were primarily due to higher rider revenues (+$0.05 per share) and the contribution of rate cases in North Carolina (+$0.03 per share), partially offset by higher depreciation expense on a growing asset base (-$0.04 per share) and higher interest expense (-$0.02 per share).
Gas Utilities and Infrastructure
On a reported basis, Gas Utilities and Infrastructure recognized fourth quarter 2018 segment income of $113 million, compared to $140 million in the fourth quarter of 2017. Fourth quarter 2017 results include a $26 million benefit related to the Tax Act, which was treated as a special item and excluded from adjusted earnings. On an adjusted basis, Gas Utilities and Infrastructure recognized fourth quarter 2018 segment income of $113 million, compared to $114 million in the fourth quarter of 2017.

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Commercial Renewables
On a reported basis, Commercial Renewables recognized fourth quarter 2018 segment income of $13 million, compared to $439 million in the fourth quarter 2017. Fourth quarter 2017 results include a $442 million benefit related to the Tax Act, which was treated as a special item and excluded from adjusted earnings. On an adjusted basis, Commercial Renewables recognized fourth quarter 2018 segment income of $13 million, compared to $15 million in the fourth quarter of 2017.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported basis, Other recognized a fourth quarter 2018 net loss of $248 million, compared to a net loss of $700 million in the fourth quarter of 2017. In addition to the drivers outlined below, fourth quarter 2018 results were impacted by severance charges and the reversal of a valuation allowance related to the Tax Act. Fourth quarter 2017 results include a $597 million charge related to the Tax Act. These amounts were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Other recognized a fourth quarter 2018 adjusted net loss of $149 million, compared to an adjusted net loss of $82 million in the fourth quarter of 2017, a difference of $0.10 per share. Lower quarterly results at Other were primarily due to a lower tax shield on holding company interest as a result of the Tax Act (-$0.04 per share), higher claims at the captive insurer (-$0.03 per share) driven by storm losses and higher interest expense (-$0.02 per share).
Effective Tax Rate
On a reported basis, Duke Energy's consolidated effective tax rate for the fourth quarter of 2018 was (0.2) percent compared to 18.6 percent in the fourth quarter of 2017. The effective tax rate for fourth quarter 2018 includes the reversal of a valuation allowance related to the Tax Act, which was treated as a special item and excluded from adjusted results. On an adjusted basis, the consolidated adjusted effective tax rate for fourth quarter 2018 was 16.1 percent, compared to 31.5 percent in 2017. The decrease in the adjusted effective tax rate was primarily due to the impacts of the Tax Act. Adjusted effective tax rate is a non-GAAP financial measure. The tables at the end of this news release present a reconciliation of the reported effective tax rate to the adjusted effective tax rate.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled from 10 to 11 a.m. ET today to discuss the fourth quarter and year-end 2018 financial results. In addition, the company will discuss its 2019 adjusted diluted EPS guidance range and other business and financial updates. The conference call will be hosted by Lynn Good, chairman, president and chief executive officer, and Steve Young, executive vice president and chief financial officer.

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The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 888-254-3590 in the United States or 323-994-2093 outside the United States. The confirmation code is 9977760. Please call in 10 to 15 minutes prior to the scheduled start time.

A replay of the conference call will be available until 1:30 p.m. ET, February 24, 2019, by calling 888-203-1112 in the United States or 719-457-0820 outside the United States and using the code 9977760. An audio replay and transcript will also be available by accessing the investors section of the company’s website.
Special Items and Non-GAAP Reconciliation
The following tables present a reconciliation of GAAP reported to adjusted diluted EPS for fourth quarter and full-year 2018 and 2017 financial results:

(In millions, except per-share amounts)	After-Tax Amount	4Q 2018 EPS	4Q 2017 EPS
Diluted EPS, as reported		$0.65	$1.00
Adjustments to reported EPS:
Fourth Quarter 2018
Severance	$144	0.20
Impairment charge	46	0.06
Costs to achieve Piedmont merger	24	0.03
Impacts of the Tax Act	(53)	(0.07)
Discontinued operations	(20)	(0.03)
Fourth Quarter 2017
Costs to achieve Piedmont merger	21		0.03
Commercial Renewables impairment	18		0.03
Regulatory settlements	14		0.02
Impacts of the Tax Act	(102)		(0.14)
Discontinued operations	2		—
Total adjustments		$0.19	$(0.06)
Diluted EPS, adjusted		$0.84	$0.94

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(In millions, except per-share amounts)	After-Tax Amount	Full-Year 2018 EPS	Full-Year 2017 EPS
Diluted EPS, as reported		$3.76	$4.36
Adjustments to reported EPS:
Full-Year 2018
Regulatory and legislative impacts	$202	0.29
Impairment charges	179	0.25
Severance	144	0.21
Sale of retired plant	82	0.12
Costs to achieve Piedmont merger	65	0.09
Impacts of the Tax Act	20	0.03
Discontinued operations	(19)	(0.03)
Full-Year 2017
Regulatory settlements	$98		0.14
Commercial Renewables impairments	74		0.11
Costs to achieve Piedmont merger	64		0.09
Impacts of the Tax Act	(102)		(0.14)
Discontinued operations	6		0.01
Total adjustments		$0.96	$0.21
Diluted EPS, adjusted		$4.72	$4.57

Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted diluted EPS, and adjusted effective tax rate. Adjusted earnings and adjusted diluted EPS represent income from continuing operations attributable to Duke Energy, adjusted for the dollar and per-share impact of special items. The adjusted effective tax rate is calculated using pretax earnings and income tax expense, both as adjusted for the impact of special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management believes the presentation of adjusted earnings, adjusted diluted EPS, and the adjusted effective tax rate provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings, adjusted diluted EPS and adjusted effective tax rate are Net Income Attributable to Duke Energy Corporation (GAAP reported earnings), Diluted EPS Attributable to Duke Energy Corporation common stockholders (GAAP reported EPS), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:

•	Costs to Achieve Piedmont Merger represents charges that result from the Piedmont acquisition.

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•
Regulatory and Legislative Impacts in 2018 represents charges related to the Duke Energy Progress (DEP) and Duke Energy Carolinas (DEC) North Carolina rate case orders and the repeal of the South Carolina Base Load Review Act. In 2017, Regulatory Settlements represents charges related to the Levy nuclear project in Florida and the Mayo Zero Liquid Discharge and Sutton combustion turbine projects in North Carolina.

•	Sale of Retired Plant represents the loss associated with selling Beckjord Generating Station (Beckjord), a nonregulated generating facility in Ohio.

•
Impairment Charges in 2018 represents an asset impairment at the Citrus County Combined Cycle facility at Duke Energy Florida (Citrus County), a goodwill impairment at Commercial Renewables and an other-than-temporary impairment of an investment in Constitution Pipeline Company, LLC (Constitution). In 2017, Commercial Renewables Impairments represents goodwill and other-than-temporary asset impairments at Commercial Renewables.

•	Impacts of the Tax Act represents amounts recognized related to the Tax Act.

•	Severance represents charges related to company-wide initiatives, excluding merger integration, to standardize processes and systems, leverage technology and workforce optimization.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income and other net loss. Segment income is defined as income from continuing operations attributable to Duke Energy. Segment income includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.

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Duke Energy’s adjusted earnings, adjusted diluted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Headquartered in Charlotte, N.C., Duke Energy (NYSE: DUK) is one of the largest energy holding companies in the United States. The company is transforming its customers' experience, modernizing its energy grid, generating cleaner energy and expanding its natural gas infrastructure to create a smarter energy future for the people and communities it serves.
The company's Electric Utilities and Infrastructure unit serves approximately 7.7 million retail electric customers in six states — North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky. Its Gas Utilities and Infrastructure unit distributes natural gas to approximately 1.6 million customers in five states - North Carolina, South Carolina, Tennessee, Ohio and Kentucky. Its Commercial Renewables unit operates a growing renewable energy portfolio across the U.S.
A Fortune 125 company, Duke Energy was named to Fortune's 2018 "World's Most Admired Companies" list and Forbes' 2018 "America's Best Employers" list.
More information about the company is available at duke-energy.com. The Duke Energy News Center includes news releases, fact sheets, photos, videos and other materials. Duke Energy's illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

◦
State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

◦
The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

◦
The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

◦
The costs of decommissioning Crystal River Unit 3 and other nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

◦	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

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◦
Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;

◦
Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;

◦	Advancements in technology;

◦	Additional competition in electric and natural gas markets and continued industry consolidation;

◦
The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

◦
The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;

◦	The ability to obtain the necessary permits and approvals and to complete necessary or desirable pipeline expansion or infrastructure projects in our natural gas business;

◦	Operational interruptions to our natural gas distribution and transmission activities;

◦	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

◦
The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

◦
The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

◦
The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

◦
The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;

◦	Credit ratings of the Duke Energy Registrants may be different from what is expected;

◦
Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

◦
Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

◦
Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

◦	The ability to control operation and maintenance costs;

◦	The level of creditworthiness of counterparties to transactions;

◦	Employee workforce factors, including the potential inability to attract and retain key personnel;

◦	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

◦	The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

◦	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

◦	The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

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◦	The impacts from potential impairments of goodwill or equity method investment carrying values; and

◦	The ability to implement our business strategy, including enhancing existing technology systems.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended December 31, 2018
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Impairment Charge		Impacts of the Tax Act		Severance		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$566	$—		$46	B	$16		$—		$—		$62	$628
Gas Utilities and Infrastructure	113	—		—		—		—		—		—	113
Commercial Renewables	13	—		—		—		—		—		—	13
Total Reportable Segment Income	692	—		46		16		—		—		62	754
Other	(248)	24	A	—		(69)		144	D	—		99	(149)
Discontinued Operations	20	—		—		—		—		(20)	E	(20)	—
Net Income Attributable to Duke Energy Corporation	$464	$24		$46		$(53)	C	$144		$(20)		$141	$605
EPS ATTRIBUTABLE TO DUKE ENERGY CORP, DILUTED	$0.65	$0.03		$0.06		$(0.07)		$0.20		$(0.03)		$0.19	$0.84

A — Net of $7 million tax benefit. $31 million recorded within Operating Expenses on the Consolidated Statements of Operations.
B — Net of $14 million tax benefit. $60 million recorded within Impairment charges on Duke Energy Florida's Consolidated Statements of Operations.
C — Reversal of $76 million AMT valuation allowance and $23 million true up of prior year Tax Act estimates recorded within Income Tax Expense from Continuing Operations on the Consolidated Statements of Operations.
D — Net of $43 million tax benefit. $187 million recorded with Operations, maintenance and other on the Consolidated Statements of Operations.
E — Recorded in Income (Loss) from Discontinued Operations, net of tax on the Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 716 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Year Ended December 31, 2018
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Regulatory and Legislative Impacts		Sale of Retired Plant		Impairment Charges		Impacts of the Tax Act		Severance		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$3,058	$—		$202	B	$—		$46	D	$24		$—		$—		$272	$3,330
Gas Utilities and Infrastructure	274	—		—		—		42	E	1		—		—		43	317
Commercial Renewables	9	—		—		—		91	F	(3)		—		—		88	97
Total Reportable Segment Income	3,341	—		202		—		179		22		—		—		403	3,744
Other	(694)	65	A	—		82	C	—		(2)		144	H	—		289	(405)
Discontinued Operations	19	—		—		—		—		—		—		(19)	I	(19)	—
Net Income Attributable to Duke Energy Corporation	$2,666	$65		$202		$82		$179		$20	G	$144		$(19)		$673	$3,339
EPS ATTRIBUTABLE TO DUKE ENERGY CORP, DILUTED	$3.76	$0.09		$0.29		$0.12		$0.25		$0.03		$0.21		$(0.03)		$0.96	$4.72

A — Net of $19 million tax benefit. $84 million recorded within Operating Expenses on the Consolidated Statements of Operations.
B — Net of $16 million tax benefit at Duke Energy Progress and $47 million tax benefit at Duke Energy Carolinas.
•On the Duke Energy Progress' Consolidated Statements of Operations, $32 million is recorded within Impairment charges, $31 million within Operations, maintenance and other, $6 million within Interest Expense and $(1) million within Depreciation and amortization.
•On the Duke Energy Carolinas' Consolidated Statements of Operations, $188 million is recorded within Impairment charges, $8 million within Operations, maintenance and other, and $1 million within Depreciation and amortization.
C — Net of $25 million tax benefit. $107 million recorded within Gains (Losses) on Sales of Other Assets and Other, net on the Consolidated Statements of Operations.
D — Net of $14 million tax benefit. $60 million recorded within Impairment charges on Duke Energy Florida's Consolidated Statements of Operations.
E — Net of $13 million tax benefit. $55 million included within Other Income and Expenses on the Consolidated Statements of Operations.
F — Net of $2 million Noncontrolling Interests. $93 million goodwill impairment recorded within Impairment charges on the Consolidated Statement of Operations.
G — $20 million true up of prior year Tax Act estimates within Income Tax Expense from Continuing Operations on the Consolidated Statements of Operations.
H — Net of $43 million tax benefit. $187 million recorded within Operations, maintenance and other on the Consolidated Statements of Operations.
I — Recorded in Income (Loss) from Discontinued Operations, net of tax on the Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 708 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended December 31, 2017
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Regulatory Settlements		Commercial Renewables Impairments		Impacts of the Tax Act		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$826	$—		$14	B	$—		$(231)		$—		$(217)	$609
Gas Utilities and Infrastructure	140	—		—		—		(26)	D	—		(26)	114
Commercial Renewables	439	—		—		18	C	(442)		—		(424)	15
Total Reportable Segment Income	1,405	—		14		18		(699)		—		(667)	738
Other	(700)	21	A	—		—		597		—		618	(82)
Discontinued Operations	(2)	—		—		—		—		2	E	2	—
Net Income Attributable to Duke Energy Corporation	$703	$21		$14		$18		$(102)	D	$2		$(47)	$656
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.00	$0.03		$0.02		$0.03		$(0.14)		$—		$(0.06)	$0.94

A — Net of $13 million tax benefit. $34 million recorded within Operating Expenses on the Consolidated Statements of Operations.
B — Net of $9 million tax benefit. $19 million recorded within Impairment charges and $4 million recorded within Other Income and Expenses on the Duke Energy Progress' Consolidated Statements of Operations.
C — Recorded within Impairment charges on the Consolidated Statements of Operations.
D — $118 million benefit recorded within Income Tax Expense from Continuing Operations, offset by $16 million expense recorded within Gas Utilities and Infrastructure's Equity in Earnings of Unconsolidated Affiliates on the Consolidated Statements of Operations.
E — Recorded in Income (Loss) from Discontinued Operations, net of tax on the Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 700 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Year Ended December 31, 2017
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Regulatory Settlements		Commercial Renewables Impairments		Impacts of the Tax Act		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$3,210	$—		$98	B	$—		$(231)		$—		$(133)	$3,077
Gas Utilities and Infrastructure	319	—		—		—		(26)	D	—		(26)	293
Commercial Renewables	441	—		—		74	C	(442)		—		(368)	73
Total Reportable Segment Income	3,970	—		98		74		(699)		—		(527)	3,443
Other	(905)	64	A	—		—		597		—		661	(244)
Discontinued Operations	(6)	—		—		—		—		6	E	6	—
Net Income Attributable to Duke Energy Corporation	$3,059	$64		$98		$74		$(102)	D	$6		$140	$3,199
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$4.36	$0.09		$0.14		$0.11		$(0.14)		$0.01		$0.21	$4.57

A — Net of $39 million tax benefit. $102 million recorded within Operating Expenses and $1 million recorded within Interest Expense on the Consolidated Statements of Operations.
B — Net of $9 million tax benefit at Duke Energy Progress and $51 million tax benefit at Duke Energy Florida.
•On the Duke Energy Progress' Consolidated Statements of Operations, $19 million is recorded within Impairment charges and $4 million within Other Income and Expenses.
•On the Duke Energy Florida's Consolidated Statements of Operations, $135 million is recorded within Impairment charges.
C — Net of $28 million tax benefit. $92 million recorded within Impairment Charges and $10 million recorded within Other Income and Expenses on the Consolidated Statements of Operations.
D — $118 million benefit recorded within Income Tax Expense from Continuing Operations, offset by $16 million expense recorded within Gas Utilities and Infrastructure's Equity in Earnings of
Unconsolidated Affiliates on the Consolidated Statements of Operations.
E — Recorded in Income (Loss) from Discontinued Operations, net of tax on the Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 700 million

DUKE ENERGY CORPORATION
ADJUSTED EFFECTIVE TAX RECONCILIATION
December 2018
(Dollars in millions)

	Three Months Ended December 31, 2018			Year Ended December 31, 2018
	Balance	Effective Tax Rate		Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$433			$3,073
Costs to Achieve Piedmont Merger	31			84
Regulatory and Legislative Impacts	—			265
Sale of Retired Plant	—			107
Impairment Charges	60			206
Severance	187			187
Noncontrolling Interests	10			22
Adjusted Pretax Income	$721			$3,944

Reported Income Tax (Benefit) Expense From Continuing Operations	$(1)	(0.2)%		$448	14.6%
Costs to Achieve Piedmont Merger	7			19
Regulatory and Legislative Impacts	—			63
Sale of Retired Plant	—			25
Impairment Charges	14			27
Severance	43			43
Impacts of the Tax Act	53			(20)
Adjusted Tax Expense	$116	16.1%	(a)	$605	15.3%	(a)

	Three Months Ended December 31, 2017			Year Ended December 31, 2017
	Balance	Effective Tax Rate		Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$866			$4,266
Costs to Achieve Piedmont Merger	34			103
Regulatory Settlements	23			158
Commercial Renewables Impairments	18			102
Impacts of the Tax Act	16			16
Noncontrolling Interests	—			(5)
Adjusted Pretax Income	$957			$4,640

Reported Income Tax Expense From Continuing Operations	$161	18.6%		$1,196	28.0%
Costs to Achieve Piedmont Merger	13			39
Regulatory Settlements	9			60
Commercial Renewables Impairments	—			28
Impacts of the Tax Act	118			118
Adjusted Tax Expense	$301	31.5%	(a)	$1,441	31.1%	(a)

(a) Adjusted effective tax rate is a non-GAAP financial measure as the rate is calculated using pretax earnings and income tax expense, both adjusted for the impact of special items. The most directly comparable GAAP measure for adjusted effective tax rate is reported effective tax rate, which includes the impact of special items.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
December 2018 QTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Discontinued Operations	Consolidated
2017 QTD Reported Earnings Per Share, Diluted	$1.18	$0.21	$0.62	$(1.01)	$—	$1.00
Costs to Achieve Piedmont Merger	—	—	—	0.03	—	0.03
Regulatory Settlements	0.02	—	—	—	—	0.02
Commercial Renewables Impairments	—	—	0.03	—	—	0.03
Impacts of the Tax Act	(0.33)	(0.04)	(0.63)	0.86	—	(0.14)
2017 QTD Adjusted Earnings Per Share, Diluted	$0.87	$0.17	$0.02	$(0.12)	$—	$0.94
Weather	0.03	—	—	—	—	0.03
Volume	0.01	—	—	—	—	0.01
Pricing and Riders, excluding rate case impacts	0.05	—	—	—	—	0.05
Rate case impacts, net(a)	0.03	—	—	—	—	0.03
Operations and maintenance, net of recoverables(b)	0.02	(0.02)	—	—	—	—
Interest Expense	(0.02)	—	—	(0.02)	—	(0.04)
AFUDC	(0.02)	—	—	—	—	(0.02)
Depreciation and amortization(c)	(0.04)	—	—	—		(0.04)
Other(d)	(0.04)	0.02	—	(0.08)	—	(0.10)
Change in share count	(0.02)	—	—	—	—	(0.02)
2018 QTD Adjusted Earnings Per Share, Diluted	$0.87	$0.17	$0.02	$(0.22)	$—	$0.84
Costs to Achieve Piedmont Merger	—	—	—	(0.03)	—	(0.03)
Impairment Charges	(0.06)	—	—	—	—	(0.06)
Severance	—	—	—	(0.20)	—	(0.20)
Impacts of the Tax Act	(0.02)	—	—	0.09	—	0.07
Discontinued Operations	—	—	—	—	0.03	0.03
2018 QTD Reported Earnings Per Share, Diluted	$0.79	$0.17	$0.02	$(0.36)	$0.03	$0.65

Note: Earnings Per Share amounts are calculated using the prior year consolidated statutory income tax rate for all drivers except Commercial Renewables, which uses an effective rate. Weighted average diluted shares outstanding increased from 700 million shares to 716 million.

(a) Includes the net impact of the DEP and DEC North Carolina rate cases, which is primarily comprised of rate increases partially offset by higher depreciation and amortization expense.
(b) Includes 2018 storm restoration costs (-$0.02) from Hurricane Michael and Winter Storm Diego.
(c) Excludes rate case impacts and items offset elsewhere.
(d) Electric Utilities and Infrastructure includes the net earnings impact of the Tax Act, including regulatory deferrals. Other includes a lower tax shield as a result of the Tax Act (-$0.04) and higher loss experience at the captive insurer (-$0.03) driven by property claims related to Hurricane Florence.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
December 2018 YTD vs. Prior Year

	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Discontinued Operations	Consolidated
(Dollars per share)
2017 YTD Reported Earnings Per Share, Diluted	$4.59	$0.46	$0.63	$(1.31)	$(0.01)	$4.36
Costs to Achieve Piedmont Merger	—	—	—	0.09	—	0.09
Regulatory Settlements	0.14	—	—	—	—	0.14
Commercial Renewables Impairments	—	—	0.11	—	—	0.11
Impacts of the Tax Act	(0.33)	(0.04)	(0.63)	0.86	—	(0.14)
Discontinued Operations	—	—	—	—	0.01	0.01
2017 YTD Adjusted Earnings Per Share, Diluted	$4.40	$0.42	$0.11	$(0.36)	$—	$4.57
Weather(a)	0.29	—	—	—	—	0.29
Volume	0.07	0.01	—	—	—	0.08
Pricing and Riders, excluding rate case impacts	0.14	0.03	—	—	—	0.17
Rate case impacts, net(b)	0.07	—	—	—	—	0.07
Operations and maintenance, net of recoverables(c)	0.01	(0.03)	—	—	—	(0.02)
Duke Energy Renewables	—	—	0.03	—	—	0.03
Interest Expense	(0.04)	—	—	(0.07)	—	(0.11)
AFUDC	(0.02)	—	—		—	(0.02)
Depreciation and amortization(d)	(0.14)	(0.01)	—	—	—	(0.15)
Other(e)	(0.03)	0.03	—	(0.14)	—	(0.14)
Change in share count	(0.05)	—	—	—	—	(0.05)
2018 YTD Adjusted Earnings Per Share, Diluted	$4.70	$0.45	$0.14	$(0.57)	$—	$4.72
Costs to Achieve Piedmont Merger	—	—	—	(0.09)	—	(0.09)
Regulatory and Legislative Impacts	(0.29)	—	—	—	—	(0.29)
Sale of Retired Plant	—	—	—	(0.12)	—	(0.12)
Impairment Charges	(0.06)	(0.06)	(0.13)	—	—	(0.25)
Severance	—	—	—	(0.21)	—	(0.21)
Impacts of the Tax Act	(0.03)	—	—	—	—	(0.03)
Discontinued Operations	—	—	—	—	0.03	0.03
2018 YTD Reported Earnings Per Share, Diluted	$4.32	$0.39	$0.01	$(0.99)	$0.03	$3.76

Note: Earnings Per Share amounts are calculated using the prior year consolidated statutory income tax rate for all drivers except for Commercial Renewables, which uses an effective rate. Weighted average diluted shares outstanding increased from 700 million shares to 708 million.

(a) Weather-related amounts include estimated volume impacts of Hurricane Irma in 2017 (+$0.02) and Hurricane Florence (-$0.01) in 2018.
(b) Includes the net impact of the DEP and DEC North Carolina rate cases, which is primarily comprised of rate increases partially offset by higher depreciation and amortization expense.
(c) Electric Utilities and Infrastructure includes a favorable settlement to refund certain transmission costs (+$0.03) offset by higher storm restoration costs (-$0.07).
(d) Excludes rate case impacts and items offset elsewhere.
(e) Electric Utilities and Infrastructure includes charges related to the resolution of FERC Accounting matters (-$0.04), an impairment charge related to the Edwardsport settlement at Duke Energy Indiana (-$0.03) and the net earnings impact of the Tax Act, including regulatory deferrals. Other includes a lower tax shield as a result of the Tax Act (-$0.13).

December 2018
QUARTERLY HIGHLIGHTS
(Unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
(In millions, except per-share amounts and where noted)	2018	2017	2018	2017
Earnings Per Share — Basic and Diluted
Income from continuing operations attributable to Duke Energy Corporation common stockholders
Basic	$0.62	$1.00	$3.73	$4.37
Diluted	$0.62	$1.00	$3.73	$4.37
Loss from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic	$0.03	$—	$0.03	$(0.01)
Diluted	$0.03	$—	$0.03	$(0.01)
Net income attributable to Duke Energy Corporation common stockholders
Basic	$0.65	$1.00	$3.76	$4.36
Diluted	$0.65	$1.00	$3.76	$4.36
Weighted average shares outstanding
Basic	716	700	708	700
Diluted	716	700	708	700
INCOME (LOSS) BY BUSINESS SEGMENT
Electric Utilities and Infrastructure(a)(b)	$566	$826	$3,058	$3,210
Gas Utilities and Infrastructure(c)	113	140	274	319
Commercial Renewables(d)	13	439	9	441
Total Reportable Segment Income	692	1,405	3,341	3,970
Other(e)(f)	(248)	(700)	(694)	(905)
Loss from Discontinued Operations	20	(2)	19	(6)
Net Income Attributable to Duke Energy Corporation(g)	$464	$703	$2,666	$3,059
CAPITALIZATION
Total Common Equity (%)			43%	43%
Total Debt (%)			57%	57%

Total Debt			$57,939	$54,442
Book Value Per Share			$60.29	$59.62
Actual Shares Outstanding			727	700
CAPITAL AND INVESTMENT EXPENDITURES
Electric Utilities and Infrastructure	$2,260	$1,898	$8,082	$7,024
Gas Utilities and Infrastructure	389	—	1,156	907
Commercial Renewables	40	16	195	92
Other	63	43	263	175
Total Capital and Investment Expenditures	$2,752	$1,957	$9,696	$8,198

(a) Includes regulatory and legislative charges related to rate case orders, settlements or other actions of regulators or legislative bodies of $202 million (net of tax of $63 million) for the twelve months ended December 31, 2018.

(b) Includes an asset impairment at Citrus County of $46 million (net of tax of $14 million) for the three and twelve months ended December 31, 2018.
(c) Includes an other-than-temporary impairment of an investment in Constitution of $42 million (net of tax of $13 million) for the twelve months ended December 31, 2018.
(d) Includes an impairment of the goodwill balance of $91 million (net of noncontrolling interests of $2 million) for the twelve months ended December 31, 2018.
(e) Includes the loss associated with selling Beckjord, a non-regulated generating facility in Ohio that was retired in 2014, of $82 million (net of tax of $25 million) for the twelve months ended December 31, 2018.

(f) Includes severance charges related to company-wide initiatives, excluding merger integration, to standardize processes and systems, leverage technology and workforce optimization of $144 million (net of tax of $43 million) for the three and twelve months ended December 31, 2018.

(g) Includes a $76 million reversal of Alternative Minimum Tax valuation allowance recognized related to the Tax Act, partially offset by a $23 million income tax expense to adjust the prior year estimated impact of the Tax Act for the three months ended December 31, 2018.

DUKE ENERGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per-share amounts)

	Years Ended December 31,
	2018	2017	2016
Operating Revenues
Regulated electric	$22,097	$21,177	$21,221
Regulated natural gas	1,773	1,734	863
Nonregulated electric and other	651	654	659
Total operating revenues	24,521	23,565	22,743
Operating Expenses
Fuel used in electric generation and purchased power	6,831	6,350	6,625
Cost of natural gas	697	632	265
Operation, maintenance and other	6,463	5,944	6,224
Depreciation and amortization	4,074	3,527	3,294
Property and other taxes	1,280	1,233	1,142
Impairment charges	402	282	18
Total operating expenses	19,747	17,968	17,568
(Losses) Gains on Sales of Other Assets and Other, net	(89)	28	27
Operating Income	4,685	5,625	5,202
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	83	119	(15)
Other income and expenses, net	399	508	463
Total other income and expenses	482	627	448
Interest Expense	2,094	1,986	1,916
Income From Continuing Operations Before Income Taxes	3,073	4,266	3,734
Income Tax Expense From Continuing Operations	448	1,196	1,156
Income From Continuing Operations	2,625	3,070	2,578
Income (Loss) From Discontinued Operations, net of tax	19	(6)	(408)
Net Income	2,644	3,064	2,170
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(22)	5	18
Net Income Attributable to Duke Energy Corporation	$2,666	$3,059	$2,152

Earnings Per Share — Basic and Diluted
Income from continuing operations attributable to Duke Energy Corporation common stockholders
Basic	$3.73	$4.37	$3.71
Diluted	$3.73	$4.37	$3.71
Income (Loss) from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic	$0.03	$(0.01)	$(0.60)
Diluted	$0.03	$(0.01)	$(0.60)
Net income attributable to Duke Energy Corporation common stockholders
Basic	$3.76	$4.36	$3.11
Diluted	$3.76	$4.36	$3.11
Weighted average shares outstanding
Basic	708	700	691
Diluted	708	700	691
Note: Prior period amounts have been recast to reclassify the presentation of the non-service cost (benefit) components of net periodic costs from Operation, maintenance and other to Other income and expenses due to the adoption of new accounting guidance on January 1, 2018.

DUKE ENERGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	December 31, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$442	$358
Receivables (net of allowance for doubtful accounts of $16 at 2018 and $14 at 2017)	962	779
Receivables of VIEs (net of allowance for doubtful accounts of $55 at 2018 and $54 at 2017)	2,172	1,995
Inventory	3,084	3,250
Regulatory assets (includes $52 at 2018 and $51 at 2017 related to VIEs)	2,005	1,437
Other (includes $162 at 2018 and $214 at 2017 related to VIEs)	1,049	634
Total current assets	9,714	8,453
Property, Plant and Equipment
Cost	134,458	127,507
Accumulated depreciation and amortization	(43,126)	(41,537)
Generation facilities to be retired, net	362	421
Net property, plant and equipment	91,694	86,391
Other Noncurrent Assets
Goodwill	19,303	19,396
Regulatory assets (includes $1,041 at 2018 and $1,091 at 2017 related to VIEs)	13,617	12,442
Nuclear decommissioning trust funds	6,720	7,097
Investments in equity method unconsolidated affiliates	1,409	1,175
Other	2,935	2,960
Total other noncurrent assets	43,984	43,070
Total Assets	$145,392	$137,914
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$3,487	$3,043
Notes payable and commercial paper	3,410	2,163
Taxes accrued	577	551
Interest accrued	559	525
Current maturities of long-term debt (includes $227 at 2018 and $225 at 2017 related to VIEs)	3,406	3,244
Asset retirement obligations	919	689
Regulatory liabilities	598	402
Other	2,085	1,865
Total current liabilities	15,041	12,482
Long-Term Debt (includes $3,998 at 2018 and $4,306 at 2017 related to VIEs)	51,123	49,035
Other Noncurrent Liabilities
Deferred income taxes	7,806	6,621
Asset retirement obligations	9,548	9,486
Regulatory liabilities	14,834	15,330
Accrued pension and other post-retirement benefit costs	988	1,103
Investment tax credits	568	539
Other (includes $212 at 2018 and $241 at 2017 related to VIEs)	1,650	1,581
Total other noncurrent liabilities	35,394	34,660
Commitments and Contingencies
Equity
Common stock, $0.001 par value, 2 billion shares authorized; 727 million shares outstanding at 2018 and 700 million shares outstanding at 2017	1	1
Additional paid-in capital	40,795	38,792
Retained earnings	3,113	3,013
Accumulated other comprehensive loss	(92)	(67)
Total Duke Energy Corporation stockholders' equity	43,817	41,739
Noncontrolling interests	17	(2)
Total equity	43,834	41,737
Total Liabilities and Equity	$145,392	$137,914

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Years Ended December 31,
	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,644	$3,064	$2,170
Adjustments to reconcile net income to net cash provided by operating activities	4,542	3,560	4,693
Net cash provided by operating activities	7,186	6,624	6,863

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(10,060)	(8,442)	(11,528)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	2,960	1,782	4,251

Net increase (decrease) in cash, cash equivalents and restricted cash	86	(36)	60
Cash, cash equivalents and restricted cash at beginning of period	505	541	481
Cash, cash equivalents and restricted cash at end of period	$591	$505	$541

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31, 2018
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,467	$—	$—	$—	$(48)	$5,419
Regulated natural gas	—	577	—	—	(25)	552
Nonregulated electric and other	—	3	130	(12)	23	144
Total operating revenues	5,467	580	130	(12)	(50)	6,115
Operating Expenses
Fuel used in electric generation and purchased power	1,715	—	—	(43)	(22)	1,650
Cost of natural gas	—	237	—	—	—	237
Operation, maintenance and other	1,480	109	95	216	(29)	1,871
Depreciation and amortization	953	63	39	39	1	1,095
Property and other taxes	292	26	6	1	1	326
Impairment charges	63	—	—	—	—	63
Total operating expenses	4,503	435	140	213	(49)	5,242
(Losses) on Sales of Other Assets and Other, net	(1)	—	(1)	—	—	(2)
Operating Income (Loss)	963	145	(11)	(225)	(1)	871
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	—	25	(1)	9	1	34
Other income and expenses, net	92	6	2	(17)	(11)	72
Total Other Income and Expenses	92	31	1	(8)	(10)	106
Interest Expense	333	28	22	173	(12)	544
Income (Loss) from Continuing Operations Before Income Taxes	722	148	(32)	(406)	1	433
Income Tax Expense (Benefit) from Continuing Operations	156	35	(35)	(157)	—	(1)
Income (Loss) from Continuing Operations	566	113	3	(249)	1	434
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(10)	(1)	1	(10)
Segment Income / Other Net Loss	$566	$113	$13	$(248)	$—	$444
Income from Discontinued Operations, net of tax						20
Net Income Attributable to Duke Energy Corporation						$464

Segment Income / Other Net Loss	$566	$113	$13	$(248)	$—	$444
Special Items	62	—	—	99	—	161
Adjusted Earnings(a)	$628	$113	$13	$(149)	$—	$605

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Year Ended December 31, 2018
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$22,273	$—	$—	$—	$(176)	$22,097
Regulated natural gas	—	1,871	—	—	(98)	1,773
Nonregulated electric and other	—	10	477	89	75	651
Total operating revenues	22,273	1,881	477	89	(199)	24,521
Operating Expenses
Fuel used in electric generation and purchased power	6,917	—	—	—	(86)	6,831
Cost of natural gas	—	697	—	—	—	697
Operation, maintenance and other	5,631	421	304	214	(107)	6,463
Depreciation and amortization	3,523	245	155	152	(1)	4,074
Property and other taxes	1,134	107	25	14	—	1,280
Impairment charges	309	—	93	—	—	402
Total operating expenses	17,514	1,470	577	380	(194)	19,747
Gains (Losses) on Sales of Other Assets and Other, net	8	—	(1)	(96)	—	(89)
Operating Income (Loss)	4,767	411	(101)	(387)	(5)	4,685
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	5	27	(1)	52	—	83
Other income and expenses, net	373	20	24	21	(39)	399
Total Other Income and Expenses	378	47	23	73	(39)	482
Interest Expense	1,288	106	88	657	(45)	2,094
Income (Loss) from Continuing Operations Before Income Taxes	3,857	352	(166)	(971)	1	3,073
Income Tax Expense (Benefit) from Continuing Operations	799	78	(147)	(282)	—	448
Income (Loss) from Continuing Operations	3,058	274	(19)	(689)	1	2,625
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(28)	5	1	(22)
Segment Income / Other Net Loss	$3,058	$274	$9	$(694)	$—	$2,647
Income from Discontinued Operations, net of tax						19
Net Income Attributable to Duke Energy Corporation						$2,666

Segment Income / Other Net Loss	$3,058	$274	$9	$(694)	$—	$2,647
Special Items	272	43	88	289	—	692
Adjusted Earnings(a)	$3,330	$317	$97	$(405)	$—	$3,339

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31, 2017
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,097	$—	$—	$—	$(42)	$5,055
Regulated natural gas	—	590	—	—	(24)	566
Nonregulated electric and other	—	3	127	35	13	178
Total operating revenues	5,097	593	127	35	(53)	5,799
Operating Expenses
Fuel used in electric generation and purchased power	1,504	—	—	16	(23)	1,497
Cost of natural gas	—	230	—	—	—	230
Operation, maintenance and other	1,425	90	76	(1)	(31)	1,559
Depreciation and amortization	782	60	39	52	—	933
Property and other taxes	271	25	7	4	2	309
Impairment charges	42	—	23	—	1	66
Total operating expenses	4,024	405	145	71	(51)	4,594
Gains on Sales of Other Assets and Other, net	2	—	(4)	6	—	4
Operating Income (Loss)	1,075	188	(22)	(30)	(2)	1,209
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	5	—	11	—	18
Other income and expenses, net	146	(11)	—	18	(3)	150
Total Other Income and Expenses	148	(6)	—	29	(3)	168
Interest Expense	315	27	23	151	(5)	511
Income (Loss) from Continuing Operations Before Income Taxes	908	155	(45)	(152)	—	866
Income Tax Expense (Benefit) from Continuing Operations	82	15	(482)	546	—	161
Income (Loss) from Continuing Operations	826	140	437	(698)	—	705
Less: Net Income Attributable to Noncontrolling Interest	—	—	(2)	2	—	—
Segment Income / Other Net Loss	$826	$140	$439	$(700)	$—	$705
Loss from Discontinued Operations, net of tax						(2)
Net Income Attributable to Duke Energy Corporation						$703

Segment Income / Other Net Loss	$826	$140	$439	$(700)	$—	$705
Special Items	(217)	(26)	(424)	618	—	(49)
Adjusted Earnings(a)	$609	$114	$15	$(82)	$—	$656
Note: Prior period amounts have been recast to reclassify the presentation of the non-service cost (benefit) components of net periodic costs from Operation, maintenance and other to Other income and expenses due to the adoption of new accounting guidance on January 1, 2018.

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Year Ended December 31, 2017
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,331		$—	$—	$(154)	$21,177
Regulated natural gas	—	1,827	—	—	(93)	1,734
Nonregulated electric and other	—	9	460	138	47	654
Total operating revenues	21,331	1,836	460	138	(200)	23,565
Operating Expenses
Fuel used in electric generation and purchased power	6,379	—	—	58	(87)	6,350
Cost of natural gas	—	632	—	—	—	632
Operation, maintenance and other	5,360	383	267	46	(112)	5,944
Depreciation and amortization	3,010	231	155	131	—	3,527
Property and other taxes	1,079	106	33	14	1	1,233
Impairment charges	176	—	99	7	—	282
Total operating expenses	16,004	1,352	554	256	(198)	17,968
Gains on Sales of Other Assets and Other, net	6	—	1	21	—	28
Operating Income (Loss)	5,333	484	(93)	(97)	(2)	5,625
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	5	62	(5)	57	—	119
Other income and expenses, net	467	(6)	(7)	72	(18)	508
Total Other Income and Expenses	472	56	(12)	129	(18)	627
Interest Expense	1,240	105	87	574	(20)	1,986
Income (Loss) from Continuing Operations Before Income Taxes	4,565	435	(192)	(542)	—	4,266
Income Tax Expense (Benefit) from Continuing Operations	1,355	116	(628)	353	—	1,196
Income (Loss) from Continuing Operations	3,210	319	436	(895)	—	3,070
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(5)	10	—	5
Segment Income / Other Net Loss	$3,210	$319	$441	$(905)	$—	$3,065
Loss from Discontinued Operations, net of tax						(6)
Net Income Attributable to Duke Energy Corporation						$3,059

Segment Income / Other Net Loss	$3,210	$319	$441	$(905)	$—	$3,065
Special Items	(133)	(26)	(368)	661	—	134
Adjusted Earnings(a)	$3,077	$293	$73	$(244)	$—	$3,199
Note: Prior period amounts have been recast to reclassify the presentation of the non-service cost (benefit) components of net periodic costs from Operation, maintenance and other to Other income and expenses due to the adoption of new accounting guidance on January 1, 2018.

(a)	See Reported To Adjusted Earnings Reconciliation above for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS — ASSETS
(Unaudited)

	December 31, 2018
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$132	$5	$16	$288	$1	$442
Receivables, net	588	269	78	26	1	962
Receivables of variable interest entities, net	2,172	—	—	—	—	2,172
Receivables from affiliated companies	70	40	1,437	516	(2,063)	—
Notes receivable from affiliated companies	3	—	—	1,479	(1,482)	—
Inventory	2,920	105	35	24	—	3,084
Regulatory assets	1,869	56	—	81	(1)	2,005
Other	210	19	118	704	(2)	1,049
Total current assets	7,964	494	1,684	3,118	(3,546)	9,714
Property, Plant and Equipment
Cost	117,251	10,548	4,517	2,184	(42)	134,458
Accumulated depreciation and amortization	(38,743)	(2,355)	(849)	(1,181)	2	(43,126)
Generation facilities to be retired, net	362	—	—	—	—	362
Net property, plant and equipment	78,870	8,193	3,668	1,003	(40)	91,694
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	—	19,303
Regulatory assets	12,427	654	—	536	—	13,617
Nuclear decommissioning trust funds	6,720	—	—	—	—	6,720
Investments in equity method unconsolidated affiliates	97	1,003	201	109	(1)	1,409
Investment in consolidated subsidiaries	252	19	4	59,126	(59,401)	—
Other	2,080	74	88	1,341	(648)	2,935
Total other noncurrent assets	38,955	3,674	293	61,112	(60,050)	43,984
Total Assets	125,789	12,361	5,645	65,233	(63,636)	145,392
Segment reclassifications, intercompany balances and other	(425)	—	(1,441)	(61,958)	63,824	—
Segment Assets	$125,364	$12,361	$4,204	$3,275	$188	$145,392

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS — LIABILITIES AND EQUITY
(Unaudited)

	December 31, 2018
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,561	$281	$51	$594	$—	$3,487
Accounts payable to affiliated companies	601	34	11	1,349	(1,995)	—
Notes payable to affiliated companies	1,218	291	—	—	(1,509)	—
Notes payable and commercial paper	—	—	5	3,405	—	3,410
Taxes accrued	512	114	(9)	(40)	—	577
Interest accrued	367	36	—	156	—	559
Current maturities of long-term debt	1,557	377	174	1,299	(1)	3,406
Asset retirement obligations	920	—	—	—	(1)	919
Regulatory liabilities	542	54	—	2	—	598
Other	1,561	63	27	475	(41)	2,085
Total current liabilities	9,839	1,250	259	7,240	(3,547)	15,041
Long-Term Debt	31,436	2,434	1,588	15,706	(41)	51,123
Long-Term Debt Payable to Affiliated Companies	618	7	24	—	(649)	—
Other Noncurrent Liabilities
Deferred income taxes	9,451	855	(247)	(2,253)	—	7,806
Asset retirement obligations	9,369	56	123	—	—	9,548
Regulatory liabilities	13,243	1,562	—	28	1	14,834
Accrued pension and other post-retirement benefit costs	661	27	—	300	—	988
Investment tax credits	566	3	—	—	(1)	568
Other	885	240	227	293	5	1,650
Total other noncurrent liabilities	34,175	2,743	103	(1,632)	5	35,394
Equity
Total Duke Energy Corporation stockholders' equity	49,721	5,927	3,657	43,916	(59,404)	43,817
Noncontrolling interests	—	—	14	3	—	17
Total equity	49,721	5,927	3,671	43,919	(59,404)	43,834
Total Liabilities and Equity	125,789	12,361	5,645	65,233	(63,636)	145,392
Segment reclassifications, intercompany balances and other	(425)	—	(1,441)	(61,958)	63,824	—
Segment Liabilities and Equity	$125,364	$12,361	$4,204	$3,275	$188	$145,392

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended December 31, 2018
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$1,775	$1,366	$1,241	$395	$771	$(81)	$5,467
Operating Expenses
Fuel used in electric generation and purchased power	451	440	518	128	270	(92)	1,715
Operation, maintenance and other	557	334	286	103	202	(2)	1,480
Depreciation and amortization	335	268	168	50	134	(2)	953
Property and other taxes	81	40	90	58	22	1	292
Impairment charges	1	—	53	—	—	9	63
Total operating expenses	1,425	1,082	1,115	339	628	(86)	4,503
Gains on Sales of Other Assets and Other, net	—	—	1	—	—	(2)	(1)
Operating Income	350	284	127	56	143	3	963
Other Income and Expenses, net(b)	45	26	11	3	9	(2)	92
Interest Expense	116	78	77	18	42	2	333
Income Before Income Taxes	279	232	61	41	110	(1)	722
Income Tax Expense	60	54	7	12	26	(3)	156
Segment Income	$219	$178	$54	$29	$84	$2	$566

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $16 million for Duke Energy Carolinas, $16 million for Duke Energy Progress, $7 million for Duke Energy Florida, $1 million for Duke Energy Ohio and $4 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Year Ended December 31, 2018
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$7,300	$5,699	$5,021	$1,450	$3,059	$(256)	$22,273
Operating Expenses
Fuel used in electric generation and purchased power	1,821	1,892	2,085	412	1,000	(293)	6,917
Operation, maintenance and other	2,000	1,508	997	340	772	14	5,631
Depreciation and amortization	1,201	991	628	183	520	—	3,523
Property and other taxes	295	155	374	231	78	1	1,134
Impairment charges	192	33	54	—	30	—	309
Total operating expenses	5,509	4,579	4,138	1,166	2,400	(278)	17,514
(Losses) Gains on Sales of Other Assets and Other, net	(1)	9	1	—	—	(1)	8
Operating Income	1,790	1,129	884	284	659	21	4,767
Other Income and Expenses, net(b)	153	87	86	16	45	(9)	378
Interest Expense	439	319	287	67	167	9	1,288
Income Before Income Taxes	1,504	897	683	233	537	3	3,857
Income Tax Expense	335	178	109	47	132	(2)	799
Segment Income	$1,169	$719	$574	$186	$405	$5	$3,058

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $73 million for Duke Energy Carolinas, $57 million for Duke Energy Progress, $47 million for Duke Energy Florida, $9 million for Duke Energy Ohio and $32 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — ASSETS
(Unaudited)

	December 31, 2018
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$33	$23	$36	$16	$24	$—	$132
Receivables, net	219	75	143	97	52	2	588
Receivables of variable interest entities, net	699	547	361	—	—	565	2,172
Receivables from affiliated companies	182	23	28	84	122	(369)	70
Notes receivable from affiliated companies	—	—	—	—	—	3	3
Inventory	948	954	504	91	422	1	2,920
Regulatory assets	520	703	434	36	175	1	1,869
Other	70	59	47	—	35	(1)	210
Total current assets	2,671	2,384	1,553	324	830	202	7,964
Property, Plant and Equipment
Cost	44,741	31,459	18,792	6,285	15,443	531	117,251
Accumulated depreciation and amortization	(15,496)	(11,423)	(4,968)	(1,937)	(4,914)	(5)	(38,743)
Generation facilities to be retired, net	—	362	—	—	—	—	362
Net property, plant and equipment	29,245	20,398	13,824	4,348	10,529	526	78,870
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,457	4,111	2,454	347	982	1,076	12,427
Nuclear decommissioning trust funds	3,558	2,503	659	—	—	—	6,720
Investments in equity method unconsolidated affiliates	—	—	—	—	—	97	97
Investment in consolidated subsidiaries	49	16	6	179	3	(1)	252
Other	1,027	611	311	32	194	(95)	2,080
Total other noncurrent assets	8,091	7,241	3,430	1,154	1,179	17,860	38,955
Total Assets	40,007	30,023	18,807	5,826	12,538	18,588	125,789
Segment reclassifications, intercompany balances and other	(394)	(115)	(93)	(183)	(80)	440	(425)
Reportable Segment Assets	$39,613	$29,908	$18,714	$5,643	$12,458	$19,028	$125,364

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — LIABILITIES AND EQUITY
(Unaudited)

	December 31, 2018
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$988	$660	$511	$201	$200	$1	$2,561
Accounts payable to affiliated companies	230	278	91	16	83	(97)	601
Notes payable to affiliated companies	439	294	108	180	167	30	1,218
Taxes accrued	171	53	78	169	45	(4)	512
Interest accrued	102	116	75	17	58	(1)	367
Current maturities of long-term debt	6	603	270	524	63	91	1,557
Asset retirement obligations	290	509	5	6	109	1	920
Regulatory liabilities	199	178	102	38	25	—	542
Other	571	408	406	70	107	(1)	1,561
Total current liabilities	2,996	3,099	1,646	1,221	857	20	9,839
Long-Term Debt	10,633	7,451	7,051	1,100	3,569	1,632	31,436
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	3,736	2,131	1,987	574	1,010	13	9,451
Asset retirement obligations	3,658	4,310	587	50	613	151	9,369
Regulatory liabilities	5,999	3,955	1,094	474	1,722	(1)	13,243
Accrued pension and other post-retirement benefit costs	99	237	254	56	115	(100)	661
Investment tax credits	231	142	42	3	147	1	566
Other	672	107	50	63	15	(22)	885
Total other noncurrent liabilities	14,395	10,882	4,014	1,220	3,622	42	34,175
Equity	11,683	8,441	6,096	2,267	4,340	16,894	49,721
Total Liabilities and Equity	40,007	30,023	18,807	5,826	12,538	18,588	125,789
Segment reclassifications, intercompany balances and other	(394)	(115)	(93)	(183)	(80)	440	(425)
Reportable Segment Liabilities and Equity	$39,613	$29,908	$18,714	$5,643	$12,458	$19,028	$125,364

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended December 31, 2018
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$145	$435	$—	$—	$580
Operating Expenses
Cost of natural gas	40	197	—	—	237
Operation, maintenance and other	29	79	1	—	109
Depreciation and amortization	22	41	—	—	63
Property and other taxes	14	13	—	(1)	26
Total operating expenses	105	330	1	(1)	435
Operating Income (Loss)	40	105	(1)	1	145
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	25	—	25
Other income and expenses, net	2	5	—	(1)	6
Total other income and expenses	2	5	25	(1)	31
Interest Expense	6	21	—	1	28
Income Before Income Taxes	36	89	24	(1)	148
Income Tax Expense	7	23	6	(1)	35
Segment Income	$29	$66	$18	$—	$113

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Year Ended December 31, 2018
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$506	$1,375	$—	$—	$1,881
Operating Expenses
Cost of natural gas	113	584	—	—	697
Operation, maintenance and other	115	302	4	—	421
Depreciation and amortization	85	159	1	—	245
Property and other taxes	59	49	—	(1)	107
Total operating expenses	372	1,094	5	(1)	1,470
Operating Income (Loss)	134	281	(5)	1	411
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—		27	—	27
Other income and expenses, net	7	14	—	(1)	20
Total other income and expenses	7	14	27	(1)	47
Interest Expense	24	81	—	1	106
Income Before Income Taxes	117	214	22	(1)	352
Income Tax Expense	24	49	6	(1)	78
Segment Income	$93	$165	$16	$—	$274

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — ASSETS
(Unaudited)

	December 31, 2018
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$5	$—	$—	$—	$5
Receivables, net	3	266	—	—	269
Receivables from affiliated companies	25	81	—	(66)	40
Notes receivable from affiliated companies	—	—	—	—	—
Inventory	35	70	—	—	105
Regulatory assets	2	54	—	—	56
Other	(1)	20	—	—	19
Total current assets	69	491	—	(66)	494
Property, Plant and Equipment
Cost	3,074	7,473	—	1	10,548
Accumulated depreciation and amortization	(779)	(1,575)	—	(1)	(2,355)
Net property, plant and equipment	2,295	5,898	—	—	8,193
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	179	303	—	172	654
Investments in equity method unconsolidated affiliates	—	—	1,002	1	1,003
Investment in consolidated subsidiaries	—	—	—	19	19
Other	7	52	17	(2)	74
Total other noncurrent assets	510	404	1,019	1,741	3,674
Total Assets	2,874	6,793	1,019	1,675	12,361
Segment reclassifications, intercompany balances and other	—	(35)	(7)	42	—
Reportable Segment Assets	$2,874	$6,758	$1,012	$1,717	$12,361

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — LIABILITIES AND EQUITY
(Unaudited)

	December 31, 2018
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$79	$203	$—	$(1)	$281
Accounts payable to affiliated companies	—	38	61	(65)	34
Notes payable to affiliated companies	93	198	—	—	291
Taxes accrued	23	92	—	(1)	114
Interest accrued	5	31	—	—	36
Current maturities of long-term debt	27	350	—	—	377
Regulatory liabilities	19	36	—	(1)	54
Other	4	57	—	2	63
Total current liabilities	250	1,005	61	(66)	1,250
Long-Term Debt	490	1,788	—	156	2,434
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	258	536	62	(1)	855
Asset retirement obligations	37	19	—	—	56
Regulatory liabilities	366	1,181	—	15	1,562
Accrued pension and other post-retirement benefit costs	23	4	—	—	27
Investment tax credits	2	1	—	—	3
Other	56	171	15	(2)	240
Total other noncurrent liabilities	742	1,912	77	12	2,743
Equity	1,385	2,087	882	1,573	5,927
Total Liabilities and Equity	2,874	6,792	1,020	1,675	12,361
Segment reclassifications, intercompany balances and other	—	(34)	(8)	42	—
Reportable Segment Liabilities and Equity	$2,874	$6,758	$1,012	$1,717	$12,361

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
December 2018

	Three Months Ended December 31,				Years Ended December 31,
	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)
Gigawatt-hour (GWh) Sales (1)
Residential	20,260	18,559	9.2%	1.1%	88,309	80,536	9.7%	1.6%
General Service	18,614	18,301	1.7%	1.1%	78,789	76,343	3.2%	1.4%
Industrial	12,335	12,619	(2.3%)	(1.3%)	51,773	51,645	0.2%	(1.0%)
Other Energy Sales	145	139	4.3%		567	565	0.4%
Unbilled Sales	222	1,193	(81.4%)	n/a	(952)	1,124	(184.7%)	n/a
Total Retail Sales	51,576	50,811	1.5%	0.5%	218,486	210,213	3.9%	0.9%
Wholesale and Other	11,018	10,722	2.8%		44,242	42,289	4.6%
Total Consolidated Electric Sales — Electric Utilities and Infrastructure	62,594	61,533	1.7%		262,728	252,502	4.0%

Average Number of Customers (Electric)
Residential	6,676,442	6,576,621	1.5%		6,634,854	6,538,590	1.5%
General Service	986,617	978,073	0.9%		983,352	973,612	1.0%
Industrial	17,496	17,691	(1.1%)		17,531	17,722	(1.1%)
Other Energy Sales	28,410	23,406	21.4%		25,185	23,318	8.0%
Total Retail Customers	7,708,965	7,595,791	1.5%		7,660,922	7,553,242	1.4%
Wholesale and Other	54	54	—%		55	56	(1.8%)
Total Average Number of Customers — Electric Utilities and Infrastructure	7,709,019	7,595,845	1.5%		7,660,977	7,553,298	1.4%

Sources of Electric Energy (GWh)
Generated — Net Output (3)
Coal	15,725	15,598	0.8%		67,518	72,730	(7.2%)
Nuclear	17,586	18,665	(5.8%)		72,262	73,892	(2.2%)
Hydro	1,025	321	219.3%		3,284	1,335	146.0%
Oil and Natural Gas	17,192	16,396	4.9%		72,827	62,702	16.1%
Renewable Energy	84	89	(5.6%)		448	418	7.2%
Total Generation (4)	51,612	51,069	1.1%		216,339	211,077	2.5%
Purchased Power and Net Interchange (5)	14,421	13,988	3.1%		61,199	54,722	11.8%
Total Sources of Energy	66,033	65,057	1.5%		277,538	265,799	4.4%
Less: Line Loss and Other	3,439	3,801	(9.5%)		14,810	13,574	9.1%
Total GWh Sources	62,594	61,256	2.2%		262,728	252,225	4.2%

Owned Megawatt (MW) Capacity (3)
Summer					50,867	49,506
Winter					54,562	53,065
Nuclear Capacity Factor (%) (6)					93	96

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).
(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.
(4) Generation by source is reported net of auxiliary power.
(5) Purchased power includes renewable energy purchases.
(6) Statistics reflect 100 percent of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
December 2018

	Three Months Ended December 31,				Years Ended December 31,
	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)
GWh Sales (1)
Residential	6,597	6,014	9.7%		29,717	26,593	11.7%
General Service	6,697	6,746	(0.7%)		29,656	28,388	4.5%
Industrial	4,898	5,313	(7.8%)		21,720	21,776	(0.3%)
Other Energy Sales	80	75	6.7%		306	301	1.7%
Unbilled Sales	786	745	5.5%		(366)	376	(197.3%)
Total Retail Sales	19,058	18,893	0.9%	(0.8%)	81,033	77,434	4.6%	1.2%
Wholesale and Other	2,716	2,253	20.6%		11,247	9,871	13.9%
Total Consolidated Electric Sales — Duke Energy Carolinas	21,774	21,146	3.0%		92,280	87,305	5.7%

Average Number of Customers
Residential	2,232,204	2,194,579	1.7%		2,215,198	2,181,646	1.5%
General Service	359,385	355,583	1.1%		357,880	353,856	1.1%
Industrial	6,168	6,229	(1.0%)		6,176	6,239	(1.0%)
Other Energy Sales	20,407	15,429	32.3%		17,193	15,375	11.8%
Total Retail Customers	2,618,164	2,571,820	1.8%		2,596,447	2,557,116	1.5%
Wholesale and Other	23	23	—%		23	25	(8.0%)
Total Average Number of Customers — Duke Energy Carolinas	2,618,187	2,571,843	1.8%		2,596,470	2,557,141	1.5%

Sources of Electric Energy (GWh)
Generated — Net Output (3)
Coal	3,939	4,841	(18.6%)		22,654	25,573	(11.4%)
Nuclear	10,703	10,829	(1.2%)		44,771	44,387	0.9%
Hydro	772	175	341.1%		2,348	650	261.2%
Oil and Natural Gas	4,020	2,894	38.9%		16,193	10,965	47.7%
Renewable Energy	31	30	3.3%		160	126	27.0%
Total Generation (4)	19,465	18,769	3.7%		86,126	81,701	5.4%
Purchased Power and Net Interchange (5)	3,634	3,291	10.4%		11,113	10,346	7.4%
Total Sources of Energy	23,099	22,060	4.7%		97,239	92,047	5.6%
Less: Line Loss and Other	1,325	913	45.1%		4,959	4,741	4.6%
Total GWh Sources	21,774	21,147	3.0%		92,280	87,306	5.7%

Owned MW Capacity (3)
Summer					20,209	19,568
Winter					21,137	20,425
Nuclear Capacity Factor (%) (6)					95	96

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,333	1,196	11.5%		3,262	2,629	24.1%
Cooling Degree Days	115	83	38.6%		1,899	1,629	16.6%

Variance from Normal
Heating Degree Days	5.9%	(5.7%)	n/a		0.7%	(19.2%)	n/a
Cooling Degree Days	243.9%	144.1%	n/a		24.7%	7.5%	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).
(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.
(4) Generation by source is reported net of auxiliary power.
(5) Purchased power includes renewable energy purchases.
(6) Statistics reflect 100 percent of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
December 2018

	Three Months Ended December 31,				Years Ended December 31,
	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)
GWh Sales (1)
Residential	4,234	3,875	9.3%		18,940	17,228	9.9%
General Service	3,697	3,593	2.9%		15,702	15,354	2.3%
Industrial	2,585	2,559	1.0%		10,475	10,391	0.8%
Other Energy Sales	19	19	—%		77	80	(3.8%)
Unbilled Sales	(55)	506	(110.9%)		(367)	217	(269.1%)
Total Retail Sales	10,480	10,552	(0.7%)	(0.5%)	44,827	43,270	3.6%	1.3%
Wholesale and Other	6,104	6,244	(2.2%)		24,504	23,552	4.0%
Total Consolidated Electric Sales — Duke Energy Progress	16,584	16,796	(1.3%)		69,331	66,822	3.8%

Average Number of Customers
Residential	1,337,723	1,317,821	1.5%		1,330,795	1,309,968	1.6%
General Service	235,384	233,023	1.0%		234,719	231,950	1.2%
Industrial	4,069	4,106	(0.9%)		4,064	4,122	(1.4%)
Other Energy Sales	1,419	1,452	(2.3%)		1,434	1,456	(1.5%)
Total Retail Customers	1,578,595	1,556,402	1.4%		1,571,012	1,547,496	1.5%
Wholesale and Other	14	15	(6.7%)		14	14	—%
Total Average Number of Customers — Duke Energy Progress	1,578,609	1,556,417	1.4%		1,571,026	1,547,510	1.5%

Sources of Electric Energy (GWh)
Generated — Net Output (3)
Coal	1,844	1,790	3.0%		8,604	8,598	0.1%
Nuclear	6,883	7,836	(12.2%)		27,491	29,505	(6.8%)
Hydro	216	103	109.7%		806	481	67.6%
Oil and Natural Gas	5,820	5,917	(1.6%)		24,002	22,565	6.4%
Renewable Energy	44	50	(12.0%)		235	256	(8.2%)
Total Generation (4)	14,807	15,696	(5.7%)		61,138	61,405	(0.4%)
Purchased Power and Net Interchange (5)	2,365	1,731	36.6%		10,835	7,752	39.8%
Total Sources of Energy	17,172	17,427	(1.5%)		71,973	69,157	4.1%
Less: Line Loss and Other	588	631	(6.8%)		2,642	2,335	13.1%
Total GWh Sources	16,584	16,796	(1.3%)		69,331	66,822	3.8%

Owned MW Capacity (3)
Summer					12,747	12,809
Winter					13,913	14,011
Nuclear Capacity Factor (%) (6)					89	95

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,128	1,102	2.4%		2,933	2,390	22.7%
Cooling Degree Days	143	115	24.3%		2,079	1,896	9.7%

Variance from Normal
Heating Degree Days	(0.7%)	(3.1%)	n/a		(0.6%)	(19.0%)	n/a
Cooling Degree Days	161.2%	113.0%	n/a		25.9%	14.8%	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).
(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.
(4) Generation by source is reported net of auxiliary power.
(5) Purchased power includes renewable energy purchases.
(6) Statistics reflect 100 percent of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
December 2018

	Three Months Ended December 31,				Years Ended December 31,
	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)
GWh Sales (1)
Residential	5,149	4,705	9.4%		20,636	19,791	4.3%
General Service	3,908	3,742	4.4%		15,378	15,089	1.9%
Industrial	755	772	(2.2%)		3,107	3,120	(0.4%)
Other Energy Sales	6	6	—%		24	24	—%
Unbilled Sales	(585)	(300)	(95.0%)		30	301	(90.0%)
Total Retail Sales	9,233	8,925	3.5%	1.4%	39,175	38,325	2.2%	0.3%
Wholesale and Other	528	489	8.0%		2,384	2,266	5.2%
Total Electric Sales — Duke Energy Florida	9,761	9,414	3.7%		41,559	40,591	2.4%

Average Number of Customers
Residential	1,607,774	1,583,652	1.5%		1,598,178	1,573,087	1.6%
General Service	201,685	200,139	0.8%		200,934	198,712	1.1%
Industrial	2,060	2,127	(3.1%)		2,080	2,142	(2.9%)
Other Energy Sales	1,505	1,517	(0.8%)		1,510	1,518	(0.5%)
Total Retail Customers	1,813,024	1,787,435	1.4%		1,802,702	1,775,459	1.5%
Wholesale and Other	11	10	10.0%		12	11	9.1%
Total Average Number of Customers — Duke Energy Florida	1,813,035	1,787,445	1.4%		1,802,714	1,775,470	1.5%

Sources of Electric Energy (GWh)
Generated — Net Output (3)
Coal	1,983	1,257	57.8%		8,422	8,722	(3.4%)
Oil and Natural Gas	6,801	7,063	(3.7%)		28,777	27,370	5.1%
Renewable Energy	4	6	n/a		25	16	n/a
Total Generation (4)	8,788	8,326	5.5%		37,224	36,108	3.1%
Purchased Power and Net Interchange (5)	1,358	1,454	(6.6%)		6,743	6,557	2.8%
Total Sources of Energy	10,146	9,780	3.7%		43,967	42,665	3.1%
Less: Line Loss and Other	385	644	(40.2%)		2,408	2,352	2.4%
Total GWh Sources	9,761	9,136	6.8%		41,559	40,313	3.1%

Owned MW Capacity (3)
Summer					10,229	9,305
Winter					11,325	10,278

Heating and Cooling Degree Days
Actual
Heating Degree Days	192	131	46.6%		577	308	87.3%
Cooling Degree Days	612	550	11.3%		3,445	3,454	(0.3%)

Variance from Normal
Heating Degree Days	(2.9%)	(33.3%)	n/a		(1.8%)	(47.6%)	n/a
Cooling Degree Days	31.6%	17.5%	n/a		8.5%	9.2%	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).
(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.
(4) Generation by source is reported net of auxiliary power.
(5) Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
December 2018

	Three Months Ended December 31,				Years Ended December 31,
	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)
GWh Sales (1)
Residential	2,104	1,944	8.2%		9,367	8,349	12.2%
General Service	2,302	2,244	2.6%		9,645	9,333	3.3%
Industrial	1,465	1,364	7.4%		5,844	5,786	1.0%
Other Energy Sales	27	26	3.8%		108	108	—%
Unbilled Sales	18	144	(87.5%)		(143)	112	(227.7%)
Total Retail Sales	5,916	5,722	3.4%	3.2%	24,821	23,688	4.8%	0.2%
Wholesale and Other	230	285	(19.3%)		508	951	(46.6%)
Total Electric Sales — Duke Energy Ohio	6,146	6,007	2.3%		25,329	24,639	2.8%

Average Number of Customers
Residential	768,871	763,079	0.8%		766,381	759,865	0.9%
General Service	88,465	88,069	0.4%		88,280	87,931	0.4%
Industrial	2,482	2,501	(0.8%)		2,490	2,501	(0.4%)
Other Energy Sales	3,357	3,324	1.0%		3,340	3,305	1.1%
Total Retail Customers	863,175	856,973	0.7%		860,491	853,602	0.8%
Wholesale and Other	1	1	—%		1	1	—%
Total Average Number of Customers — Duke Energy Ohio	863,176	856,974	0.7%		860,492	853,603	0.8%

Sources of Electric Energy (GWh)
Generated — Net Output (3)
Coal	983	1,041	(5.6%)		2,793	4,270	(34.6%)
Oil and Natural Gas	3	—	100.0%		116	13	792.3%
Total Generation (4)	986	1,041	(5.3%)		2,909	4,283	(32.1%)
Purchased Power and Net Interchange (5)	5,669	6,130	(7.5%)		25,137	23,318	7.8%
Total Sources of Energy	6,655	7,171	(7.2%)		28,046	27,601	1.6%
Less: Line Loss and Other	509	1,164	(56.3%)		2,717	2,962	(8.3%)
Total GWh Sources	6,146	6,007	2.3%		25,329	24,639	2.8%

Owned MW Capacity (3)
Summer					1,076	1,080
Winter					1,164	1,168

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,916	1,842	4.0%		5,011	4,245	18.0%
Cooling Degree Days	93	46	102.2%		1,546	1,079	43.3%

Variance from Normal
Heating Degree Days	4.0%	(0.6%)	n/a		1.8%	(14.0%)	n/a
Cooling Degree Days	449.1%	187.5%	n/a		40.0%	(1.6%)	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).
(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.
(4) Generation by source is reported net of auxiliary power.
(5) Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
December 2018

	Three Months Ended December 31,				Years Ended December 31,
	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)	2018	2017	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (2)
GWh Sales (1)
Residential	2,176	2,021	7.7%		9,649	8,575	12.5%
General Service	2,010	1,976	1.7%		8,408	8,179	2.8%
Industrial	2,632	2,611	0.8%		10,627	10,572	0.5%
Other Energy Sales	13	13	—%		52	52	—%
Unbilled Sales	58	98	(40.8%)		(106)	118	(189.8%)
Total Retail Sales	6,889	6,719	2.5%	2.1%	28,630	27,496	4.1%	0.9%
Wholesale and Other	1,440	1,451	(0.8%)		5,599	5,649	(0.9%)
Total Electric Sales — Duke Energy Indiana	8,329	8,170	1.9%		34,229	33,145	3.3%

Average Number of Customers
Residential	729,870	717,490	1.7%		724,302	714,024	1.4%
General Service	101,698	101,259	0.4%		101,539	101,163	0.4%
Industrial	2,717	2,728	(0.4%)		2,721	2,718	0.1%
Other Energy Sales	1,722	1,684	2.3%		1,708	1,664	2.6%
Total Retail Customers	836,007	823,161	1.6%		830,270	819,569	1.3%
Wholesale and Other	5	5	—%		5	5	—%
Total Average Number of Customers — Duke Energy Indiana	836,012	823,166	1.6%		830,275	819,574	1.3%

Sources of Electric Energy (GWh)
Generated — Net Output (3)
Coal	6,976	6,669	4.6%		25,045	25,567	(2.0%)
Hydro	37	43	(14.0%)		130	204	(36.3%)
Oil and Natural Gas	548	522	5.0%		3,739	1,789	109.0%
Renewable Energy	5	3	n/a		28	20	n/a
Total Generation (4)	7,566	7,237	4.5%		28,942	27,580	4.9%
Purchased Power and Net Interchange (5)	1,395	1,382	0.9%		7,371	6,749	9.2%
Total Sources of Energy	8,961	8,619	4.0%		36,313	34,329	5.8%
Less: Line Loss and Other	632	449	40.8%		2,084	1,184	76.0%
Total GWh Sources	8,329	8,170	1.9%		34,229	33,145	3.3%

Owned MW Capacity (3)
Summer					6,606	6,744
Winter					7,023	7,183

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,090	1,970	6.1%		5,505	4,589	20.0%
Cooling Degree Days	83	38	118.4%		1,540	1,094	40.8%

Variance from Normal
Heating Degree Days	6.1%	(0.6%)	n/a		4.0%	(13.5%)	n/a
Cooling Degree Days	433.6%	153.3%	n/a		40.6%	(0.6%)	n/a

(1) Except as indicated in footnote (2), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(2) Represents weather normal total retail calendar sales (i.e., billed and unbilled sales).
(3) Statistics reflect Duke Energy's ownership share of jointly owned stations.
(4) Generation by source is reported net of auxiliary power.
(5) Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
December 2018

	Three Months Ended December 31,			Years Ended December 31,
	2018	2017	% Inc. (Dec.)	2018	2017	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms) (1)	150,000,599	133,478,461	12.4%	557,145,128	468,259,777	19.0%
Duke Energy Midwest LDC throughput (Mcf)	28,492,975	27,994,426	1.8%	90,604,833	80,934,836	11.9%

Average Number of Customers -—Piedmont Natural Gas
Residential	965,368	950,873	1.5%	964,924	949,515	1.6%
Commercial	102,931	101,671	1.2%	103,516	101,863	1.6%
Industrial	967	966	0.1%	963	966	(0.3%)
Power Generation	17	17	—%	17	16	6.3%
Total Average Number of Gas Customers — Piedmont Natural Gas	1,069,283	1,053,527	1.5%	1,069,420	1,052,360	1.6%

Average Number of Customers — Duke Energy Midwest
Residential	487,780	483,155	1.0%	486,042	481,645	0.9%
General Service	43,575	43,278	0.7%	43,276	43,118	0.4%
Industrial	1,604	1,587	1.1%	1,589	1,582	0.4%
Other	135	138	(2.2%)	137	140	(2.1%)
Total Average Number of Gas Customers — Duke Energy Midwest	533,094	528,158	0.9%	531,044	526,485	0.9%

(1) Piedmont has a margin decoupling mechanism in North Carolina and weather normalization mechanisms in South Carolina and Tennessee that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
December 2018

	Three Months Ended December 31,			Years Ended December 31,
	2018	2017	% Inc. (Dec.)	2018	2017	% Inc. (Dec.)
Renewable Plant Production, GWh	1,974	1,984	(0.5)%	8,522	8,260	3.2%
Net Proportional MW Capacity in Operation (1)	n/a	n/a		2,991	2,907	2.9%

(1) In 2018, includes 100% tax equity project capacity.